T. Rowe Price Latin America Fund

Supplement to Summary Prospectus dated March 1, 2014

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective March 26, 2014, Verena E. Wachnitz and Gonzalo Pangaro are replacing Jose Costa Buck as the fund’s co-portfolio managers. Ms. Wachnitz will serve as Chairman of the fund’s Investment Advisory Committee and initially as co-portfolio manager of the fund. Mr. Pangaro will serve as interim co-portfolio manager along with Ms. Wachnitz until the necessary regulatory approval is obtained from the United Kingdom Financial Conduct Authority for Ms. Wachnitz to solely manage the fund. Once regulatory approval is obtained, which is expected to occur on or before April 30, 2014, Ms. Wachnitz will begin serving as the fund’s sole portfolio manager. Ms. Wachnitz joined T. Rowe Price International in 2003 and Mr. Pangaro joined T. Rowe Price International in 1998.

The date of this supplement is March 26, 2014.

F97-041-S 3/26/14